UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 19, 2006

Associated Banc-Corp
(Exact name of registrant as specified in its charter)

Wisconsin	001-31343	39-1098068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Hansen Road, Green Bay, Wisconsin	54304
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	920-491-7000

(Former name or former address, if changed since last report)

Item 2.02. Results of Operations and Financial Condition.

On January 19, 2006, Associated Banc-Corp announced its earnings for the fourth quarter of 2005. Associated Banc-Corp is placing on file as Exhibit 99 a copy of the Company’s news release relating to the earnings.

Item 9.01.     Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits. The following exhibits are being filed herewith:

          (99)  News Release with Financial Tables.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Banc-Corp
(Registrant)
Date January 10, 2006	By /s/ Brian R. Bodager
(Signature)* Brian R. Bodager Chief Administrative Officer, General Counsel & Corporate Secretary

* Print name and title of the signing officer under his signature.

ASSOCIATED BANC-CORP

Exhibit Index to Current Report on Form 8-K

Exhibit Number
(99)	Press Release of Associated Banc-Corp dated January 19, 2006.